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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April, 28, 2006

                             BROOKS AUTOMATION, INC.
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             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-25434

                Delaware                                    04-3040660
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     (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                     Identification No.)

                    15 Elizabeth Drive, Chelmsford, MA 01824
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              (Address of principal executive offices and Zip Code)

                                  978-262-2400
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   Results of Operations and Financial Condition

            On May 2, 2006, Brooks Automation, Inc. announced via press release its financial results for the fiscal first quarter ended March 31, 2006. A copy of the press release is attached hereto.

Limitation on Incorporation by Reference. The information furnished in this Item
2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 8.01   Other Events.

On April 28, 2006 the Company entered into a settlement agreement with Information Technology Innovation LLC ("ITI") and other parties settling disputes that were the subject of patent litigation in the United States District Court for the Northern District of Illinois involving Brooks Automation, ITI, Freescale Semiconductor, Inc, Motorola, Inc and Intel Corporation. In exchange for a cash payment, the settlement affords a license, releases and covenants not to sue to Brooks Automation, the other parties named above, and all users of certain Brooks Automation factory modeling software products such as the "Autosched" product.

ITEM 9.01   Financial Statements and Exhibits

(d) Exhibits

99.1 Press release of May 2, 2006 of Brooks Automation, Inc. (the "Company") announcing its financial results for the fiscal first quarter ended March 31, 2006.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                BROOKS AUTOMATION, INC.

                                                By:    /s/ Robert W. Woodbury
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                                                Name:  Robert W. Woodbury
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

Date:  May 2, 2006

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
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*99.1       Brooks Automation, Inc. press release of May 2, 2006.

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*Furnished herewith.